NSAR					Exhibit 77Q1a
811-08294


AB Exchange Reserves

Certificate of Amendment: Incorporated by reference to Post-Effective Amendment No. 36 to Registrants
Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 29, 2015.